SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 29, 2017

3DX Industries, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-156594	46-4485465
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
6920 Salashan Parkway, Suite D-101 Ferndale, WA 98248
(Address of principal executive offices)

(360) 244-4339
(Registrant's Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

3DX Industries, Inc.
Form 8-K
Current Report

ITEM 4.01. Changes in Company's Certifying Accountant.

Effective June 1, 2017, MaloneBailey, LLP ("Malone"), resigned as 3DX Industries, Inc.'s (the "Company") independent registered public accounting firm. Malone had been the Company's independent registered public accounting firm since December 11, 2014, however only issued one audit report, which was relative to the period ended October 31, 2014. In addition Malone completed a review engagement with respect to quarterly reports filed on Form 10-Q for the periods ended January 31, 2015, April 30, 2015 and July 31, 2015. The report of Malone on the Company's financial statements as of October 31, 2014 and for the year then ended did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles, other than an explanatory paragraph relating to the Company's ability to continue as a going concern. The resignation was not the result of (i) any disagreement with management on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Malone, would have caused Malone to make reference thereto in their reports on the Company's consolidated financial statements for such years, and (ii) no "reportable events" as that term is defined in Item 304(a)(1)(v) of Regulation S-K except that MaloneBailey advised the Company of certain material weaknesses in the Company's internal control over financial reporting as described in Item 9A to the Company's Form 10-K filed February 13, 2015.

The Company did not subsequently retain a new independent registered public accountant. The Company filed a Form 15-15(d) effective March 29, 2017 to suspend the duty to file reports under sections 13 and 15(d) of the securities exchange act of 1934.

ITEM 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On January 17, 2018 and January 18, 2017, the Company filed certain delinquent reports on Form 10-K and 10-Q covering the reporting periods as follows:

Form 10-K for the fiscal year ended October 31, 2015;
Form 10-Q for the period ended January 31, 2016;
Form 10-Q for the period ended April 30, 2016;
Form 10-Q for the period ended July 31, 2016;
Form 10-K for the fiscal year ended October 31, 2016;
Form 10-Q for the period ended January 31, 2017;

These reports were management prepared and were not subject to a review by legal counsel, or a PCAOB audit or review engagement as required under Regulation S-K.  As a result, the aforementioned reports may not be relied upon.

ITEM 9.01  Financial Statements and Exhibits

 (d) Exhibits.
The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K:

Exhibit No.	Description
16.1	Letter from Registered Public Accounting Firm	Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 22, 2018	3DX INDUSTRIES, INC.

	By:	/s/ Roger Janssen
	Name:	Roger Janssen
	Title:	President and Chief Executive Officer
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